UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2008
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
Four Richmond Square, Suite 200, Providence, Rhode Island 02906
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) On September 9, 2008, the Compensation Committee of our Board of Directors approved the grant of shares of our restricted stock to the officers of LIN TV in the amounts set forth below. The shares, which were granted on September 10, 2008 pursuant to the LIN TV Amended and Restated 2002 Stock Plan, vest over a period of five years, with 20% vesting on each anniversary of the grant date, beginning one year from the date of grant.

		Number of Shares of Restricted Stock
Name	Principal Position	Awarded
Scott M. Blumenthal	Executive Vice President Television	83,333
Denise M. Parent	Vice President General Counsel and Secretary	33,333
Vincent L. Sadusky	President and Chief Executive Officer	200,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: September 15, 2008	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

LIN Television Corporation
Date: September 15, 2008	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller